Exhibit 10.3

LEASE AGREEMENT

THIS AGREEMENT is entered into this 26th day of December, 2007, by and between City Centre LLC of 100 Maritime Dr., Suite 3C Manitowoc, WI 54220 (herein after Lessor) and Tower Tech Systems, Inc. of 200 S. 16th Street, Manitowoc, WI 54220 (herein after Lessee).

Recitals

WHEREAS, Lessor and Lessee have agreed to enter into a lease for the Building known as the “Boat Worx” building (see attached Exhibit “A”) located at 500 South 16th Street, Manitowoc, Wisconsin, 54220 (herein after “Building”).

NOW THEREFORE, in consideration of the mutual conditions hereinafter set forth and for good and valuable consideration, the receipt of which is hereby acknowledged, Lessor and Lessee hereby agree as follows:

1.                                       Lessee will assume the existing lease between Boat Worx Inc. and City Centre LLC, originally dated the 10th day of August, 2004.  It is understood that Boatworx, Inc. will pay Their existing monthly rent per the lease directly to City Centre LLC through May 31, 2008.  From January 1, 2008 through May 31, 2008 Lessee agrees to be liable for all of the 2008 Real Estate taxes on said premise along with interest due on the $200,000 advance to Boat Worx Inc. in lieu of City Centre LLC repaying Boat Worx for the balance of their Lease Hold improvements.

2.                                       Lessee agrees to enter into a new 15 year lease on said Premise at the Current Rental of $ 93,034.00 per year (payable monthly) plus additional rent of $129,432.00 for a total annual rent of $222,466.00 payable monthly at $ 18,538.83.

3.                                       Lessee agrees to alter item number 1. (page #1) (Subject and purpose) which hereby states the use of said premise.  Lessor grants Lessee the same use as required under the City Centre Lease with RBA, Inc. and Tower Tech Systems under their existing lease with City Centre, LLC.

4.                                       Lessee agrees to assume all of the remaining items in the Existing lease of Boat Worx, Inc. except for the changes Agreed upon in items # 1 thru #3 above.

IN WITNESS WHEREOF, the parties hereto have caused this Lease Agreement to be signed on the date written above.

City Centre LLC		Tower Tech Systems, Inc.

By:	/s/ Christopher C. Allie	By:	/s/ Steven A. Huntington

Its:	Agent	Its:	CFO